Exhibit 10.31

RESTATED CERTIFICATE OF INCORPORATION

OF

CONCERTO SOFTWARE, INC.

Concerto Software, Inc. (the “Corporation”), a corporation organized and existing under the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

1.    That the original Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on June 15, 1982, and that the name under which the Corporation was originally incorporated was Datavox Communications Corp.

2.    A Certificate of Amendment of the Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on June 25, 1982.

3.    A Certificate of Amendment of the Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on July 6, 1982.

4.    A Certificate of Amendment of the Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on January 18, 1983.

5.    A Certificate of Amendment of the Certificate of Incorporation of the Corporation changing its name from Datavox Communications Corp. to Davox Communications Corp. was filed with the Secretary of State of the State of Delaware on July 25, 1983.

6.    A Restated Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on December 15, 1983.

7.    A Restated Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on May 23, 1984.

8.    A Certificate of Amendment of the Restated Certificate of Incorporation of the Corporation changing its name from Davox Communications Corp. to Davox Corporation was filed with the Secretary of State of the State of Delaware on October 22, 1984.

9.    A Restated Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on March 26, 1985.

10.    A Certificate of Amendment of the Restated Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on December 10, 1985.

11.    A Certificate of Designation, Preference and Rights of Convertible Preferred Stock of the Corporation was filed with the Secretary of State of the State of Delaware on December 30, 1985.

12.    A Certificate of Amendment of the Restated Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on October 24, 1986.

13.    A Certificate of Designation, Preference and Rights of Convertible Preferred Stock of the Corporation was filed with the Secretary of State of the State of Delaware on October 24, 1986.

14.    A Restated Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on April 14, 1987.

15.    A Certificate of Amendment of the Restated Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on April 15, 1987.

16.    A Restated Certificate of the Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on June 17, 1988.

17.    A Certificate of Amendment of the Restated Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on August 6, 1990.

18.    A Certificate of Amendment of the Restated Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on April 24, 1997.

19.    A Certificate of Amendment of the Restated Certificate of Incorporation of the Corporation changing its name from Davox Corporation to Concerto Software, Inc. was filed with the Secretary of State of the State of Delaware on May 2, 2002.

20.    This Restated Certificate of Incorporation (i) restates and integrates and does not amend the Certificate of Incorporation of the Corporation and (ii) was duly adopted in accordance with the provisions of Section 245 of the Delaware General Corporation Law. The text of the Certificate of Incorporation as amended or supplemented heretofore is restated hereby to read as herein set forth in full:

Restated Certificate of Incorporation of Concerto Software, Inc.

FIRST:    The name of the corporation is:

Concerto Software, Inc.

SECOND:    The address of its registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

THIRD:    The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporation may be organized under the General Corporation Law of Delaware.

FOURTH:    The total number of shares of stock which the corporation shall have authority to issue is Thirty Million (30,000,000) shares of Common Stock, and the par value of each of such shares is Ten Cents ($.10), amounting in the aggregate to Three Million Dollars ($3,000,000).

FIFTH:    The Board of Directors is authorized to make, alter or repeal the by-laws of the corporation. Election of directors need not be by ballot.

SIXTH:    The corporation eliminates the personal liability of each member of its Board of Directors to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, provided that the foregoing shall not eliminate the liability of a director (i) for any breach of such director’s duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of Title 8 of the Delaware Code of (iv) for any transaction from which such director derived an improper personal benefit.

IN WITNESS WHEREOF, this Restated Certificate of Incorporation has been signed under the seal of the Corporation this 7th day of May 2003.

CONCERTO SOFTWARE, INC.

By:	/s/ JAMES D. FOY
Name: James D. Foy Title: President and Chief Executive Officer